Exhibit 10.1

LAW ENFORCEMENT ASSOCIATES CORPORATION

2010 STOCK OPTION PLAN

1. PURPOSE

The purpose of the Law Enforcement Associates Corporation 2010 Stock Option Plan (the “Plan”) is to encourage and enable eligible directors, officers and other full-time employees of the Company and its subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that directors, officers and other full-time employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company’s growth and earnings. The Plan also is designed to assist the Company in attracting and retaining employees and directors, to align the interests of directors, officers, and other full-time employees with those of the shareholders, and to provide additional incentive for employees to whom stock options are granted to perform at levels that will enhance the Company’s financial performance and shareholder value. It is the intention of the Company to have the Plan qualify as an “incentive stock option plan” under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations promulgated thereunder. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS

The following words or terms shall have the following meanings:

(a) “Agreement” shall mean a stock option agreement between the Company and an Eligible Employee or Director pursuant to the terms of this Plan.

(b) “Average Market Price” shall mean the mean between the high “bid” and low “ask” prices as of the close of business for the Company’s shares of Common Stock in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (or other comparable system such as Pink OTC Markets, Inc.). If the Company’s Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, “Average Market Price” shall mean the closing price of the Company’s Common Stock on such national securities exchange. If the Company’s Common Stock is not regularly traded in either the over-the-counter market or on a national securities exchange, “Average Market Price” shall be determined by the Board of Directors, in good faith and at the sole discretion of the Board of Directors.

(c) “Board of Directors” shall mean the Board of Directors of the Company or the Executive Committee, if any, of such Board.

(d) “Committee” shall mean the Compensation Committee of the Board of Directors.

(e) “Common Stock” shall mean the common stock of the Company.

(f) “Company” shall mean Law Enforcement Associates Corporation, a Nevada corporation with its principal place of business in Raleigh, North Carolina.

(g) “Director(s)” shall mean a member or the members of the Board of Directors.

(h) “Eligible Employee(s)” shall mean a person or persons regularly employed by the Company or a Subsidiary, such as officers or other full-time employees.

(i) “Optionee” shall mean an Eligible Employee or Director having a right to purchase Common Stock under an Agreement.

(j) “Option(s)” shall mean the right or rights granted to Eligible Employees or Directors to purchase Common Stock under the Plan.

(k) “Plan” shall mean this Law Enforcement Associates Corporation 2010 Stock Option Plan.

(l) “Shares,” “Stock” or “Common Stock” shall mean shares of the common stock of the Company.

(m) “Subsidiary” shall mean any corporation, if the Company owns or controls, directly or indirectly, more than a majority of the voting stock of such corporation.

(n) “Ten Percent Owner” shall mean an individual who, at the time an Option is granted, owns directly or indirectly more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

3. EFFECTIVE DATE

The effective date of the Plan (the “Effective Date”) shall be the date the Plan is adopted by the Board of Directors and approved by the shareholders of the Company. The Plan must be approved by the affirmative vote of not less than a majority of the shareholder votes entitled to be cast thereon.

4. SHARES RESERVED FOR PLAN

The Company shall reserve a sufficient number of authorized but unissued shares of Common Stock for issuance to Eligible Employees and Directors. The maximum number of shares which shall be reserved and made available for sale under the Plan shall be five hundred thousand (500,000), subject to adjustment in accordance with Section 8(h) hereof. Any shares subject to an Option, which for any reason expires or is terminated unexercised, may again be subject to an Option under the Plan.

5. ADMINISTRATION OF THE PLAN

The Plan shall be administered by the Board of Directors of the Company or the Committee. The Committee shall be comprised of not less than two (2) members of the Board of Directors of the Company from among its independent, non-employee members. The Board of Director of the Committee may designate any officers or employees of the Company or of any of its subsidiaries to assist in the administration of the Plan.

Within the limitations described herein, the Board of Directors of the Company or the Committee shall administer the Plan, select the Eligible Employees and Directors to whom Options will be granted, determine the number of shares to be optioned to each Eligible Employee and/or Director and interpret, construe and implement the provisions of the Plan. Board of Directors and Committee members shall be reimbursed for documented out-of-pocket expenses reasonably incurred in the administration of the Plan.

If the Plan is administered by the Board of Directors, a majority of the independent, non-employee members of the Board of Directors shall constitute a quorum, and the act of a majority of the independent, non-employee members of the Board of Directors present at any meeting at which a quorum is present, or acts approved in writing by a majority of such members of the Board of Directors shall be the acts of the Board of Directors. If the Plan is administered by the Committee, the Committee shall select one of its members as Chairman and shall hold its meetings at such times and places, and pursuant to such rules consistent with the Plan, as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee shall be the acts of the Committee.

6. ELIGIBILITY

Options granted pursuant to Section 8 shall be granted only to Eligible Employees. Options and granted pursuant to Section 12 shall be granted only to Directors.

7. DURATION OF THE PLAN

The Plan shall remain in effect until all shares subject to or which may become subject to the Plan shall have been purchased pursuant to Options granted under the Plan or shall have otherwise expired or been forfeited in accordance with the provisions hereof; provided that Options under the Plan must be granted within ten (10) years from the Effective Date.

8. QUALIFIED INCENTIVE OPTIONS

It is intended that Options granted to Eligible Employees under the Plan shall be qualified incentive stock options under the provisions of Section 422 of the Code and the regulations thereunder or corresponding provisions of subsequent revenue laws and regulations in effect at the time such Options are granted. Such Options shall be evidenced by stock option agreements in such form and not inconsistent with this Plan as the Committee or Board of Directors shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

(a) Price. The purchase price for shares purchased upon exercise will be the Average Market Price on the day the Option is granted, as determined by the Board of Directors or the Committee, or, if the Stock is not traded in the organized markets, then the price shall be the fair market value of the Stock as determined in good faith by the Board of Directors or the Committee, but in no case less than the par value of such stock; provided further that the purchase price of stock deliverable upon the exercise of a qualified incentive option granted to a Ten Percent Owner shall be not less than one hundred ten percent (110%) of the Average Market Price or fair market value on the day the Option is granted, as determined by the Board of Directors or the Committee, but in no case less than the par value of such stock.

(b) Number of Shares. The Agreement shall specify the number of shares that the Optionee may purchase under such Option.

(c) Exercise of Options and Vesting Schedule. The shares subject to the Option may be purchased in whole or in part by the Optionee in accordance with the terms of the Agreement, from time to time after shareholder approval of the Plan, but in no event later than ten (10) years from the date of grant of the Option. Notwithstanding the foregoing, shares subject to an Option granted to a Ten Percent Owner shall be exercisable no later than five (5) years from the date of grant of the Option.

The Board of Directors or the Committee, shall in its discretion, set the vesting schedule, if any, of Options granted to Optionees under the Plan, which vesting schedule shall be set forth in the respective Agreement for each Optionee.

(d) Medium and Time of Payment. Stock purchased pursuant to an Agreement shall be paid for in full at the time of purchase. Payment of the purchase price shall be in cash or shares of the Common Stock of the Company, or a combination of cash and shares of the Common Stock of the Company. Upon receipt of payment, the Company shall, without transfer or issue tax, deliver to the Optionee (or other person entitled to exercise the Option) a certificate or certificates for such shares.

(e) Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the date of issuance of the stock certificate to the Optionee for such shares. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

(f) Nonassignability of Option. No Option shall be assignable or transferable by the Optionee except by will or by the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by him or her.

(g) Effect of Termination of Employment or Death. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or of any subsidiary of the

Company for any reason (including retirement) other than (i) death or permanent and total disability or (ii) being discharged for cause, any Option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire unless exercised within a period of ninety (90) days from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee’s Agreement. In the event that an Optionee ceases to be an employee of the Company or of any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability prior to the time that an Option is exercisable, his or her Option shall terminate and be null and void.

In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability or dies or becomes permanently and totally disabled within three months of ceasing to be an employee, any Option or unexercised portion thereof which was otherwise exercisable on the date such Optionee ceased employment shall expire unless exercised within a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee’s Agreement. In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or any subsidiary of the Company by reason of death or permanent and total disability or dies or becomes permanently and totally disabled within three months of ceasing to be an employee, any Option or portion thereof which was not exercisable on the date such Optionee ceased employment shall become immediately exercisable for a period of one (1) year from the date on which the Optionee ceased to be an employee, but in no event after the term provided in the Optionee’s Agreement. Permanent and total disability as used herein is as defined in Section 22(e)(3) of the Code. In the event of the death of an Optionee, the Option shall be exercisable by his or her personal representatives, heirs or legatees, as provided herein.

In the event that an Optionee during his or her lifetime ceases to be an employee of the Company or of any subsidiary of the Company by reason of being discharged for cause, any Options granted to the Optionee under this Plan, to the extent not previously exercised or expired, and regardless of any vesting, shall immediately terminate. The phrase “discharged for cause” shall include termination at the sole discretion of the Board of Directors of the Company because of the Optionee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or material breach of any provision of any employment agreement that the Optionee may have with the Company or any of its subsidiaries.

(h) Recapitalization, Reorganization, Dissolution or Liquidation. In the event of increases, decreases or changes in the Company’s outstanding Common Stock resulting from a stock dividend, recapitalization, reclassification, stock split, combination or similar event, or resulting from an exchange of shares or merger or other reorganization in which the Company is the surviving entity, the Board of Directors or Committee shall make equitable, proportionate adjustments in the aggregate number and kind of shares under the Plan, the number and kind of shares covered by each then outstanding Option, and in the exercise price of each unexercised Option. Unless amended by the Board of Director or Committee, any Agreement shall be binding upon any successor to the Company.

Upon the effective date of the dissolution of liquidation of the Company, this plan and any Options granted hereunder, shall terminate.

(i) General Restriction. Each Option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the Shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue or purchase of Shares thereunder, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

9. AMENDMENT OF THE PLAN

The Plan may at any time or from time to time be terminated, modified or amended by the affirmative vote of not less than a majority of the votes entitled to be cast thereon by the Company’s shareholders. The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without shareholder approval the Board of Directors may not (1) increase the maximum number of shares for which Options may be granted under the Plan either in the aggregate or to any Eligible Employee (other than increases due to changes in capitalization as referred to in Section 8(h) hereof), or (2) reduce the option price or waiting period (except as otherwise expressly provided in the Plan in the case of a reorganization of the Company as referred to in Section 8(i) hereof), or (3) extend the period during which Options may be granted or exercised, or (4) change the class of Optionees eligible for stock options under Section 6 hereof, or (5) to otherwise materially modify (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the requirements as to eligibility for participation in the Plan, or (6) to otherwise materially increase (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended) the benefits accruing to participants under the Plan. The termination or any modification or amendment of the Plan shall not, without the written consent of an Optionee, affect his or her rights under an Option or right previously granted to him or her. With the written consent of the Optionee affected, the Board of Directors or the Committee may amend outstanding option agreements in a manner not inconsistent with the Plan. Without employee consent, the Board of Directors may at any time and from time to time modify or amend outstanding option agreements in such respects as it shall deem necessary in order that Options granted hereunder shall comply with the appropriate provisions of the Code and regulations thereunder which are in effect from time to time respecting “Qualified Incentive Options.”

10. LIMITATION ON NUMBER OF SHARES THAT MAY BE PURCHASED

The aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.

11. BINDING EFFECT

All decisions of the Board of Directors or the Committee involving the implementation, administration or operation of the Plan or any offering under the Plan shall be binding on the Company, all Eligible Employees participating in the Plan, and on all persons eligible or who become eligible to participate in the Plan.

12. DIRECTOR PARTICIPATION

The participation and eligibility of Directors of the Company shall be limited exclusively to the following:

(a) Directors of the Company may be granted, upon action by the Board of Directors or the Committee, a non-qualified Option hereunder to purchase shares of Common Stock at the Average Market Price of such Stock on the date of grant.

(b) Such Options granted under this Plan to Directors shall be exercisable commencing on the date of grant and thereafter until the date specified in the relevant Agreement; provided, that, the period during which such Option may be exercised shall not extend beyond ten years from the date of the grant of such Option.

(c) Effect of Leaving the Board of Directors or Death. In the event that an Optionee during his or her lifetime leaves the Board of Directors of the Company or of any subsidiary of the Company for any reason (including retirement) other than (i) death or permanent and total disability or (ii) being removed for cause, any Option or unexercised portion thereof which was otherwise exercisable on the date that the Director leaves the Board of Directors shall expire unless exercised within a period of ninety (90) days from the date on which the Optionee ceased to be a Director of the Company or of any subsidiary, but in no event after the term provided in the Optionee’s Agreement. In the event that an Optionee leaves the Board of Directors of the Company or of any subsidiary of the Company for any reason (including retirement) other than death or permanent and total disability prior to the time that an Option is exercisable, his or her Option shall terminate and be null and void.

In the event that an Optionee during his or her lifetime ceases to be a Director of the Company or any subsidiary of the Company by reason of death or permanent and total disability or dies or becomes permanently and totally disabled within three months of ceasing to be an employee, any Option or unexercised portion thereof which was otherwise exercisable on the date such Optionee left the Board of Directors shall expire unless exercised within a period of one (1) year from the date on which the Optionee ceased to be a Director, but in no event after the term provided in the Optionee’s Agreement. In the event that an Optionee during his or her lifetime ceases to be a Director of the Company or any subsidiary of the Company by reason of death or permanent and total disability or dies or becomes permanently and totally disabled within three months of ceasing to be a Director, any Option or portion thereof which was not exercisable on the date such Optionee left the Board of Directors shall become immediately exercisable for a period of one (1) year from the date on which the Optionee ceased to be a Director, but in no event after the term provided in the Optionee’s Agreement. Permanent and total disability as used herein is as defined in Section 22(e)(3) of the Code. In the event of the death of an Optionee, the Option shall be exercisable by his or her personal representatives, heirs or legatees, as provided herein.

In the event that an Optionee during his or her lifetime ceases to be a Director of the Company or of any subsidiary of the Company by reason of being removed for cause, any Options granted to the Optionee under this Plan, to the extent not previously exercised or expired, and regardless of any vesting, shall immediately terminate. The phrase “removed for cause” shall include removal at the sole discretion of the Board of Directors of the Company because of the Optionee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or material breach of any provision of any other agreement that the Optionee may have with the Company or any of its subsidiaries.

(d) Options granted to Directors hereunder shall in all other respects conform to the terms of this Plan.

(e) The provisions of this Section 12 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.